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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):                  June 22, 1999



                         COAST HOTELS AND CASINOS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




               Nevada                              333-04356                             88-0345706
          (STATE OR OTHER                       (COMMISSION FILE                      (I.R.S. EMPLOYER
          JURISDICTION OF                           NUMBER)                         IDENTIFICATION NO.)
           INCORPORATION)

               4500 West Tropicana Avenue, Las Vegas, Nevada 89103

               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (702) 365-7000

                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 5.  OTHER EVENTS.

         On June 22, 1999, Coast Hotels and Casinos, Inc., a Nevada corporation (the "Company"), announced the commencement of its offer to exchange up to $175.0 million principal amount of newly issued 9-1/2% Senior Subordinated Notes Due 2009 registered under the Securities Act of 1933, as amended, for a like amount of its outstanding privately placed 9-1/2% Senior Subordinated Notes Due 2009 (the "Exchange Offer"). The Company announced that the offer and withdrawal rights are expected to expire on Wednesday, July 21, 1999 at 5:00 p.m., New York City time. A copy of the Company's press release relating to the commencement of the Exchange Offer is filed as Exhibit 99.1 to this Current Report on Form 8-K.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

    Exhibit No.                                                 Description
    -----------                                                 -----------
       99.1          Press Release, dated June 22, 1999, announcing the commencement of the
                     Company's Exchange Offer.





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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       COAST HOTELS AND CASINOS, INC.,
                                       a Nevada corporation



                                       By:   /s/ HARLAN D. BRAATEN
                                             -----------------------------------
                                       Name:  Harlan D. Braaten
                                       Title: President and Chief Operating
                                              Officer
July 2, 1999




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